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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 10, 1999


                                 NETMANAGE, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                  0-22158               77-0252226
     (State or other jurisdiction    (Commission           (IRS Employer
           of incorporation)         File Number)        Identification No.)


           10725 NORTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA   95014
                (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (408) 973-7171


                                       N/A
          (Former name or former address, if changed since last report)

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The Registrant hereby amends Parts (a) and (b) of Item 7, Financial Statements and Exhibits, of its report on Form 8-K filed on December 23, 1999, to read in full as follows:


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial statements of business acquired.

                   The consolidated financial statements of Simware for the years ended April 30, 1997, 1998 and 1999 contained in Simware's Form 20-F filed July 30, 1999, are incorporated herein by this reference. The unaudited consolidated balance sheet for Simware as of October 31, 1999 and the related statements of earnings and retained earnings for the six-month period ended October 31, 1999 are attached hereto as Exhibit 99.1 and incorporated herein by this reference.

            (b)   Pro forma financial information.

                  The unaudited pro forma condensed consolidated balance sheet of the Company and Simware as of September 30, 1999 and the related statements of operations for the nine-month period ended September 30, 1999 and the twelve-month period ended December 31, 1998 are attached hereto as Exhibit 99.2 and incorporated herein by this reference.



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NETMANAGE, INC.



                                    /s/ ZVI ALON
                                 -----------------------------------------------
                                 Zvi Alon, President and Chief Executive Officer

                                 Date:  January 12, 2000



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                                  EXHIBIT INDEX

Exhibit No.
99.1              Financial Statements of Simware

99.2              Pro Forma Financial Statements of the Company
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